CERTIFICATION OF
                          CHIEF EXECUTIVE OFFICER AND
                            CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report on Form 10-KSB of Serie, Inc. for the year ending December 31, 2003, I, Scott Raleigh , Chief Executive Officer and Chief Financial Officer of Serie, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Year End Report of Form 10-KSB for the year ending December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Yearly Report on Form 10-KSB for the year ended December 31, 2003 fairly represents in all material respects, the financial condition and results of operations of Serie, Inc.

Dated:    March 30, 2004

SERIE, INC.


By:  /s/ Scott Raleigh
-----------------------------------------
Chief Executive Officer
Chief Financial Officer